[Graphic of flags omitted]


GABELLI GOLD FUND, INC.
FIRST QUARTER REPORT - MARCH 31, 2000

                                                                 [Photo Omitted]
                                                                    CAESAR BRYAN



TO OUR SHAREHOLDERS,

      The first quarter of 2000 began with promise for the price of gold as a number of leading gold companies announced plans to curtail their gold hedging activities.

      At the start of February the gold price rose to over $310 an ounce, a level not reached since just after the Washington Accord in September 1999. However, the upward move was short lived as accelerated sales of gold by the Dutch Central Bank and the continued sales by the Bank of England hit sentiment. Also, the market was disappointed by the announcement from Barrick Resources reaffirming their hedging strategy. Initial optimism soon turned to disappointment, and by the end of March, the price had fallen to $279 per ounce
- representing a decline of about $10 for the quarter. And to make matters worse, there were press reports from Paris suggesting the French government might sell some gold. This proposal was soon squashed, but the damage had been done.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Gold Fund's (the "Fund") net asset value declined 16.69%. The Philadelphia Gold & Silver ("XAU") Index of large North American gold companies and Lipper Gold Fund Average declined 16.23% and 14.58%, respectively, over the same period. The XAU index is an unmanaged indicator of stock market and investment performance, while the Lipper average reflects the average performance of mutual funds classified in this particular category. The Fund declined 4.77% over the trailing-twelve month period. The XAU Index and Lipper Gold Fund Average declined 3.21% and 5.58%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 2000, the Fund's total return averaged (13.78)% annually versus average annual total returns of (13.24)% and (12.83)% for the XAU Index and Lipper Gold Fund Average, respectively. Since inception on July 11, 1994 through March 31, 2000, the Fund had a cumulative decline of 47.59%, which equates to an average annual return of (10.66)%.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                           Quarter
                           ----------------------------------------
                            1st        2nd        3rd         4th       Year
                            ---        ---        ---         ---       ----
2000: Net Asset Value ...  $5.19       --         --           --        --
      Total Return ...... (16.7)%      --         --           --        --
-------------------------------------------------------------------------------
1999: Net Asset Value ...  $5.45      $5.39      $6.74       $6.23      $6.23
      Total Return ......  (3.7)%     (1.1)%     25.1%       (7.6)%     10.1%
-------------------------------------------------------------------------------
1998: Net Asset Value ...  $6.63      $5.68      $6.17       $5.66      $5.66
      Total Return ......  12.9%     (14.3)%      8.6%       (8.3)%     (3.6)%
-------------------------------------------------------------------------------
1997: Net Asset Value ... $11.83      $9.79      $9.17       $5.87      $5.87
      Total Return ......  (4.0)%    (17.2)%     (6.3)%     (35.4)%    (51.9)%
-------------------------------------------------------------------------------
1996: Net Asset Value ... $14.00     $13.40     $13.46      $12.32     $12.32
      Total Return ......  22.7%      (4.3)%      0.4%       (8.5)%      8.0%
-------------------------------------------------------------------------------
1995: Net Asset Value ... $11.00     $11.96     $12.27      $11.41     $11.41
      Total Return ......  (0.6)%      8.7%       2.6%       (7.0)%      3.1%
-------------------------------------------------------------------------------
1994: Net Asset Value ...   --         --       $12.37      $11.07     $11.07
      Total Return ......   --         --        23.7%(b)   (10.5)%     10.7%(b)
-------------------------------------------------------------------------------

      Average Annual Returns - March 31, 2000 (a)
      -------------------------------------------
 1 Year ................................     (4.77)%
 5 Year ................................    (13.78)%
 Life of Fund (b) ......................    (10.66)%

                    Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------    --------------   ------------------
December 29, 1997        $0.058            $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HOLDINGS BY GEOGRAPHIC REGION - 4/30/2000
North America ..............    58.7%
South Africa ...............    34.7%
Asia/Pacific Rim ...........    5.9%
Europe .....................    0.7%

COMMENTARY

      The first quarter of 2000 was very disappointing for gold equity investors. It appears that a fundamental change has occurred in the gold market with the European central banks agreeing to limit their sales, yet gold equities continue to be ignored.

      During the summer of 1999, with the gold price trading near $255 per ounce, the XAU Index of gold equities was around 70. Now, with the gold price over $280 per ounce, the XAU Index is trading at levels well below 60. And in the intervening months the European central banks have reaffirmed their commitment to gold as a monetary asset and announced limits to future sales. Also, in the meantime, oil prices have risen, interest rates have edged upwards and global growth rates have probably accelerated. And on a micro level, most gold companies have cut costs and increased reserves.

      The result has been significant deflating of gold shares. By that we mean gold shares are being valued by the market at very low levels relative to their history, whether measured by price to cash flow or on a discounted cash flow basis. This may be due to better performance available in other sectors of the stock market and investor reaction to a couple of gold companies getting into financial difficulties over aggressive hedging programs. From the extremely depressed levels it seems that there is limited downside risk. However, this could have been said at much higher levels.

      What are the catalysts that could change sentiment? Clearly, equity investors have no incentive to own gold stocks as other sectors of the market perform so well. In a more adverse equity environment, gold equities could become more attractive on a relative basis. However, for a sustained move a higher gold price is necessary. There are a number of scenarios that might lead to a higher gold price. Probably the most obvious, and therefore the least likely to occur, is that faltering U.S. capital markets make the U.S. a less attractive destination for the foreign capital which is required to finance the current massive U.S. account deficit. This could lead to a lower dollar, which in turn would likely trigger a higher gold price.

     It is now widely acknowledged that there is a considerable amount of gold loaned. Estimates vary, but it is probably more than twice the amount of gold mined in a year. Somewhat surprisingly, gold lease rates have remained very low, but if lease rates were to rise sharply, there would likely be a sharp short covering rally.

      Only two portfolio holdings appreciated during the quarter. One was Stillwater Mining, which benefited from considerably higher platinum and palladium prices. During the quarter, the platinum price rose about $50 to $500 per ounce. Despite this, Impala Platinum fell by 15% reflecting lack of investor interest in the sector. The only gold stock price to appreciate was Goldcorp, a longtime portfolio holding which continues to add to gold reserves at its Red Lake Mine in Canada.

      This is an extremely difficult time for gold investors. We believe that the fundamentals for better gold prices are good. The central banks have issued an assurance that gold will maintain its role as a monetary asset, the dollar could weaken in response to large U.S. current account deficits and better global growth is reflected by good physical demand for gold. Added to this is the large short position evidenced by the amount of gold that the central banks have loaned. Indeed, the gold price has moved upward over the past few months, yet gold shares have responded by falling in price.

      The Fund continues to invest in the best quality gold companies. These include the best-managed large gold producers in North America and South Africa and a handful of smaller companies that have good growth prospects.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 2000.

ANGLOGOLD LTD. (ANGJ.J - $47.8922 - JOHANNESBURG STOCK EXCHANGE) is the world's largest gold producer at nearly seven million ounces per year. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. Anglogold operates thirteen mines in South Africa in addition to Mali and Namibia. The company also gained exposure to the United States, Brazil and Argentina through a transaction with Minorco. Anglogold continues to strive to reduce costs and diversify mining risks to create wealth for its shareholders in a competitive environment.

BARRICK GOLD CORP. (ABX - $15.6875 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from their very high quality mines near Elko in Nevada, which the company purchased in the early 1980s. Barrick has used cash flows from its Nevada Mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FRANCO-NEVADA MINING CORP. (FN.TO - $10.53 - TORONTO STOCK EXCHANGE) is one of the world's largest public precious metals royalty companies after its merger with its sister company, Euro-Nevada. The company has taken advantage of depressed commodity prices to acquire assets at bargain levels, providing a foundation for future growth. Euro-Nevada was focused on international gold royalties while Franco-Nevada's focus had been North American royalties. The company maintains a policy of not hedging its gold and has a strong balance sheet with no debt.

GOLDCORP INC. (GA.TO - $6.0836 - TORONTO STOCK EXCHANGE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $3.875 - JOHANNESBURG STOCK EXCHANGE) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $5.8144 - JOHANNESBURG STOCK EXCHANGE) is a medium sized gold company producing over one million ounces of gold per year. The company has developed a core competency in mining low-grade ore from underground very efficiently. Harmony Gold Mining has taken these skills and applied their techniques to other poorly managed mines with success. Any small increase in the gold price will likely have a very positive impact on profits, as the company is unhedged.

HOMESTAKE MINING CO. (HM - $6.00 - NYSE) is an international gold company with exposure in the United States, Australia, Canada, and South America that produces roughly 2.3 million ounces of gold per year. The company continues to diversify its operations through acquisitions such as Plutonic Resources in Australia, Prime Resources in Canada and Argentina Gold Corp. in Argentina. Management has been successful in implementing its policy of improving the quality of its operations and increasing reserves.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $34.60 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $22.4375 - NYSE) is North America's largest gold producer at upwards of four million ounces annually. The company has utilized the cash flow generated by its very successful Nevada operations to expand overseas. Newmont also has a 51% interest in Minera Yanacocha (Latin America's largest gold producing mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. The company is only modestly hedged and is highly leveraged to a rising gold price.

PLACER DOME INC. (PDG - $8.125 - NYSE) is one of the world's lowest cost gold producers. Placer Dome has fifteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa and has agreed to merge with Getchell Gold to develop and operate two mines in Nevada.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.


                                   Sincerely,


                                   /S/ CAESAR BRYAN


                                   CAESAR BRYAN
                                   President and Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
    Harmony Gold Mining Co. Ltd.         Impala Platinum Holdings Ltd.
    Newmont Mining Corp.                 Anglogold Ltd.
    Stillwater Mining Co.                Barrick Gold Corp.
    Goldcorp Inc.                        Freeport-McMoRan Copper and Gold Inc.
    Gold Fields Ltd.                     Anglo American Platinum Corp. Ltd.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     -------                                       ------
              COMMON STOCKS -- 100.6%
              METALS AND MINING -- 100.6%
              AUSTRALIA -- 5.9%
    570,000   Lihir Gold Ltd.+ ..............   $   224,727
    570,000   Normandy Mining Ltd. ..........       300,788
    103,000   Ranger Minerals NL+ ...........       136,195
      3,636   Ross Mining NL ................           816
                                                -----------
                                                    662,526
                                                -----------
              IRELAND -- 0.7%
    214,771   Glencar Explorations plc+ .....        75,245
                                                -----------
              NORTH AMERICA -- 59.0%
     86,000   Agnico-Eagle Mines Ltd. .......       478,435
     35,000   Barrick Gold Corp. ............       549,062
     47,189   Franco-Nevada Mining Corp. ....       496,897
     45,000   Freeport-McMoRan Copper & Gold
                Inc., Cl. B+ ................       542,812
    122,900   Goldcorp Inc., Cl. A+ .........       747,657
     94,200   Guyanor Resources SA, Cl. B+ ..        48,624
     25,000   Homestake Mining Co. ..........       150,000
    244,700   IAM Gold+ .....................       446,287
    150,000   Kinross Gold Corp.+ ...........       231,246
     80,000   Meridian Gold Inc.+ ...........       465,000
    168,800   Moydow Mines International Inc.+      162,643
     22,437   New Venoro Gold Corp. .........         2,780
     41,700   Newmont Mining Corp. ..........       935,644
     65,000   Placer Dome Inc. ..............       528,125
     20,025   Stillwater Mining Co.+ ........       801,000
                                                -----------
                                                  6,586,212
                                                -----------
              SOUTH AFRICA -- 35.0%
     20,000   Anglo American Platinum Corp. Ltd.    532,476
      8,529   Anglogold Ltd. ................       408,473
      8,400   Anglogold Ltd., ADR ...........       201,600
     21,658   Ashanti Goldfields Ltd. .......         2,166
     46,000   Gold Fields Ltd. ..............       178,250
    147,249   Gold Fields Ltd., ADR .........       513,699
    116,326   Harmony Gold Mining Co. Ltd. ..       676,366
     60,000   Harmony Gold Mining Co. Ltd., ADR     367,500
     18,000   Impala Platinum Holdings Ltd., ADR    622,800
    367,750   Northam Platinum Ltd.+ ........       396,701
                                                -----------
                                                  3,900,031
                                                -----------
              TOTAL COMMON STOCKS ...........    11,224,014
                                                -----------


                                                   MARKET
     SHARES                                         VALUE
     -------                                       ------

              WARRANTS -- 0.4%
              NORTH AMERICA -- 0.3%
     50,000   Golden Star Resources Ltd.+ ...   $    27,529
                                                -----------
              SOUTH AFRICA -- 0.1%
     23,630   Durban Roodepoort Deep Ltd.,
                Ser. B+ .....................        11,208
                                                -----------
              TOTAL WARRANTS ................        38,737
                                                -----------
              TOTAL INVESTMENTS -- 101.0%
                (Cost $12,846,766) ..........    11,262,751

              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.0)%        (108,112)
                                                -----------
              NET ASSETS -- 100.0%
                (2,149,970 shares outstanding)  $11,154,639
                                                ===========
------------------------
  +    Non-income producing security.
  ADR - American Depositary Receipt.
                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------         ------
    North America ................   58.7%      $ 6,613,741
    South Africa .................   34.7%        3,911,239
    Asia/Pacific Rim .............    5.9%          662,526
    Europe .......................    0.7%           75,245
                                    -----       -----------
                                    100.0%      $11,262,751
                                    =====       ===========

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
            Mario J. Gabelli, CFA           Werner J. Roeder, MD
            CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
            INVESTMENT OFFICER              LAWRENCE HOSPITAL
            GABELLI ASSET MANAGEMENT INC.

            E. Val Cerutti                  Anthonie C. van Ekris
            CHIEF EXECUTIVE OFFICER         MANAGING DIRECTOR
            CERUTTI CONSULTANTS, INC.       BALMAC INTERNATIONAL, INC.

            Anthony J. Colavita             Daniel E. Zucchi
            ATTORNEY-AT-LAW                 PRESIDENT
            ANTHONY J. COLAVITA, P.C.       DANIEL E. ZUCCHI ASSOCIATES

            Karl Otto Pohl
            FORMER PRESIDENT
            DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGERS
            Caesar Bryan                 Bruce N. Alpert
            PRESIDENT AND                VICE PRESIDENT
            PORTFOLIO MANAGER            AND TREASURER

            James E. McKee
            SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB008Q100SR
                                             [Photo of Mario J. Gabelli omitted]

GABELLI
GOLD
FUND,
INC.



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000